UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 14, 2004
                                                  ________________



                       COMMERCIAL BANKSHARES, INC.
         ______________________________________________________

         (Exact name of Registrant as specified in its charter)



                FLORIDA                33-67254        65-0050176
  _____________________________________________________________________

    (State or other jurisdiction     (Commission     (IRS Employer)
  of incorporation or organization)   File Number)  Identification No.)



         1550 S.W. 57th Avenue, Miami, Florida            33144
       __________________________________________________________

       (Address of principal executive offices)        (Zip Code)



Registrant's Telephone Number, including area code  (305) 267-1200
                                                    ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.  Other Events

On October 14, 2004 Commercial Bankshares, Inc., the parent holding company of Commercial Bank of Florida, announced a stock repurchase plan whereby up to $4 million can be used to buy shares of Commercial Bankshares, Inc. common stock in open market and negotiated transactions during the next 24 months. This represents approximately 5% of the Company's $73 million in shareholders' equity as of September 30, 2004.



Item 9.01.  Financial Statements and Exhibits.

A copy of the press release announcing the stock repurchase plan is attached hereto as Exhibit 99.1.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Commercial Bankshares, Inc.



 /s/ Barbara E. Reed
________________________

Senior Vice President &
Chief Financial Officer


Date:  October 15, 2004
       ________________


                                   2






Exhibit 99.1  Press Release of Commercial Bankshares, Inc., dated October 14,
2004.

                     COMMERCIAL BANKSHARES, INC. ANNOUNCES
                             STOCK REPURCHASE PLAN


Miami-based Commercial Bankshares, Inc., (Nasdaq: CBLK) parent of Commercial Bank of Florida, announced that it has adopted a stock repurchase plan, which allows the Company to repurchase shares of its own stock in open market and negotiated transactions during the next 24 months.

Mr. Joseph W. Armaly, Chairman of Commercial Bankshares, Inc., stated that the Company will consider the purchase of up to $4,000,000 in shares for the purpose of enhancing shareholder value.

Commercial Bankshares, Inc.'s wholly owned subsidiary, Commercial Bank of Florida, currently operates fourteen branches in Miami-Dade and Broward counties. Commercial Bank of Florida is a state chartered, FDIC insured, Federal Reserve member commercial bank with approximately $865 million in assets. The Company's stock is traded on Nasdaq under the symbol CLBK.

Statements contained in this release, which are not historical facts, may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include without limitation the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, changes in the interest rates, the effects of competition, and other factors that could cause actual results to differ materially as discussed further in documents filed by the Company with the Securities and Exchange Commission from time to time.

Contact:	Barbara E. Reed, Senior Vice President and CFO
		Commercial Bankshares, Inc. (305) 267-1200